GMX RESOURCES INC.

GMXR

NASDAQ OMX Group

The Oil & Services Conference

San Francisco

NASDAQ:GMXR
GMX RESOURCES INC.
GMX RESOURCES INC.
A Pure-Play Haynesville-Bossier Shale
A Pure-Play Haynesville-Bossier Shale
East Texas E&P Producer
East Texas E&P Producer
February 18, 2009
February 18, 2009
EnerCom Inc. The Oil & Gas Services Conference VII Presentation
The date of these presentation materials is February 18, 2009
www.gmxresources.com
Exhibit 99.1
TM

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
Forward-Looking
Statements & Disclaimer
This presentation includes certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as
amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. They include statements regarding the Company’s financing plans and objectives, drilling plans and objectives, related exploration and development costs, number and location of planned wells, reserve estimates and values, statements regarding the quality of the Company’s properties and potential reserve and production levels. These statements are based on certain assumptions and analysis made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the Company’s properties. Such statements are subject to a number of risks, including but not limited to commodity price risks, drilling and production risks, risks relating to the
Company’s ability to obtain financing for its planned activities, risks related to weather and unforeseen events, governmental regulatory risks and other risks, many of which are beyond the control of the Company. Reference is made to the Company’s reports filed with the Securities and Exchange Commission for a more detailed disclosure of these risks. For all these reasons, actual results or developments may differ materially from those projected in the forward-looking statements.
This presentation includes certain non-GAAP financial measures that are different from financial measures calculated in accordance with GAAP and may be different from similar measures used by other companies. For a reconciliation of discretionary cash flows and EBITDA cross reference Appendices on page 28 and 29, respectively.
Reserve Disclosure Disclaimer : The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the
SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” and "potential" reserves or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
About GMXR
Haynesville Shale & Cotton Valley Sand
natural gas E&P company
Founded 1998; IPO in 2001
Haynesville Horizontal Wells 98% of ’09
Budget
$100MM infrastructure investment
Avg. 80% production growth 4 yrs
–
Forecast 92% production growth ’09
‘Best in Class’ F&D Costs 6 yrs

- Market Data:
  - *Basic Shares Outstanding – 15.5MM (18.9MM*)*
  - *Average Volume – 368,000 shares/day (3 mos. average)*
  - *Market Capitalization – $452MM**
  - *Enterprise Value – $603MM**
  - *Insider Ownership – 11%*

- Operations:
  - *Proved Reserves – 434.5 Bcfe*
  - *% Natural Gas – 94%*
  - *Current Production – 3Q08 3.5 Bcfe*
  - *R/P – 32.2 Years*

NASDAQ:GMXR 4 The Oil & Gas Services Conference™VII February 18, 2009 Corporate Information Source: Bloomberg as of 2/12/09 * Includes loaned shares; share loan agreement 2/08

NASDAQ:GMXR

The Oil & Gas Services Conference™VII
February 18, 2009
(1)
Based on management estimates
(2)
Based on $6.00 natural gas / $50.00 oil
(3)
Calculated as of 9/30/08 with outstanding debt reduced by $50 million that was drawn against the bank line of credit and used as a cash reserve in response to the on-going banking and financial crisis
Consistent Growth
Year Ended December 31,
2005 2006 2007 2008
(1)
2009
(1)
Natural Gas & NGL (MMcf) 1,930 3,915 7,974 11,300 23,040
Oil (Mbbl) 48 69 127 200 160
Total Annual Production
(MMcfe) 2,220 4,327 8,735 12,500 24,000
Total Revenue $19.2 $32.0 $68.1 $124.2 $176.7
Expenses
Lease Operating Expense 2.1 4.5 9.0
Production Taxes 1.2 0.4 2.7
General & Administrative 3.4 5.8 8.7
EBITDA $12.5 $21.3 $47.7 $87.7 $128.3
% Margin 65.1% 66.4% 70.0% 70.5% 72.7%
Capital Expenditures $39.5 $130.6 $195.0 $271.0 $220.0
% Debt/Book Capitalization 10% 24% 38% 27%
(3)
43% ‘08
Production
Growth
(1)
82% ‘08
Revenue
Growth
(1)
84% EBITDA
Growth ’08
(1)
(2)

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
•
Strategy – Actively manage to reduce price risk 2009-2011
•
Approximately 59% of current production hedged
•
All gas hedges are HSC (Houston Ship Channel)
•
Approximately 7 Bcfe of 2009 natural gas production hedged at a weighted average price of $7.84
Hedging = Maximum
Capital Protection
Volume Price Term
Natural Gas 100,000 $7.50-$8.15 Jan-09 to Dec-09
(MMBtu / Month) 100,000 $9.50-$12.20 Jun-09 to Dec-09
200,000 $7.50-$9.17 Jan-09 to Dec-09
189,000 $7.50-$5.00
(1)
Jan-09 to Mar-09
189,000 $7.50-$8.60 Apr-09 to Dec-09
300,000 $7.50-$8.91 Jan-10 to Dec-10
172,000 $7.50-$9.05 Jan-10 to Dec-10
Oil (Bbls / month) 5,000 $100.00-$134.00 Jan-09 to Dec-09
(1) Put spread provides market price plus $2.50 if natural gas goes below $5.00/mmbtu.
Counterparties to hedges are Union Bank of California and BNP Paribas

9.0
8.5
8.0
7.5
7.0
6.5
6.0
5.5
5.0
4.5
4.0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2020
2019
2018
2017
2016
2015
2014
2013
2012
2011
2010
2009

NASDAQ:GMXR

The Oil & Gas Services Conference™VII
February 18, 2009
2010-2020 Future
Natural Gas Strip by Month
Jan 09: Actual NYME Average / Feb 09: Actual NYME Average as of Feb 12, 2009
Mar 09-Dec 2020:  Natural Gas NYME quote from FutureSource.com Feb 12, 2009
10 Year Strip
2010-2020
is $7.48
2010 Strip
$6.45
2009 Strip
$4.97
Projected
Average Natural
Gas Price

8.5
8.0
7.5
7.0
6.5
6.0
5.5
5.0
4.5
4.0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2014
2013
2012
2011
2010
2009

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
Current & Future 3 & 5 Year
Natural Gas Strip by Month
Jan 09: Actual NYME Average / Feb 09: Actual NYME Average as of Feb 12, 2009
Mar 09-Dec 2020:  Natural Gas NYME quote from FutureSource.com Feb 12, 2009
Average Natural
Gas Price
5 Year Strip
2010-14
$7.12
Strip 2009
$4.97
3 Year Strip
2010-12
$6.95

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
Financing Visible Growth
Inside Current Credit Facility
Approx. Net 25
H/B Wells
Budgeted  in 2009
$220e
Est. Discretionary Cash Flow @ 24
BCFE for 2009*
Additional Capital needed in 2H09
Est. available bank line and cash at
1/1/09 which includes 4Q08
borrowing base redetermination of
$190 MM
• Capital One, N.A.
• Union Bank of California, N.A.
• Compass Bank
• BNP Paribas
• Fortis Capital Corp
Banking Group Growing in 2009
Focus on H/B doubles expected production
Strong H/B economics help to grow credit facility
Banks want to grow facility
2009
CAPEX
* Includes Hedges
$15

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
Lower costs
Increase PDP 100-125 Bcfe for bank
borrowing base redetermination
Market available for additional capital
needs
$15 Million Gap Closure Plan

$177
$18
$21
H/B Drilling
H/B Infrastructure
H/B Acreage
Travis Peak Drilling

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
98% Haynesville/Bossier
Horizontal Wells
Infrastructure in place
Flexibility of rig
locations
CAPEX Haynesville Drilling
2009
$220 Million
Capital Expenditure Budget
98% H/B

Value Drivers
Production Growth
OPEX
Production Replacement
Debt/
Market Capitalization
F&D Costs
Reserve Growth

NASDAQ:GMXR 12 The Oil & Gas Services Conference™ VII February 18, 2009 We Measure Up! Financial Overview

GMX RESOURCES INC.
GMXR
NASDAQ OMX Group

Reserve Growth
Production Growth
OPEX
Production Replacement
Debt/ Market Capitalization
F&D Costs

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
3 Yr. F&D Costs
Median $2.69
GMXR
$0.80/
Mcfe
Source: EnerCom, compilation and analysis of 48 North American E&P companies.  3 Year F&D equals costs incurred less asset retirement costs divided by gross reserve additions for the 3 year period ending 12/31/07
$/Mcfe
Best in the business!

GMX RESOURCES INC.
GMXR
NASDAQ OMX Group

Production Growth
OPEX
Reserve Growth
Debt/ Market Capitalization
F&D Costs
Production Replacement

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
0%
500%
1000%
1500%
2000%
2500%
3000%
100% Drillings & Completion Success Rate
3-Year
Production Replacement
Median 312%
GMXR
2522%
Source: EnerCom, compilation and analysis of 48 North American E&P companies.  3 Year Production Replacement equals gross reserve additions divided by production for the 3 year period ending 12/31/07

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Reserve Growth
Production Growth
OPEX
Production Replacement
Debt/ Market Capitalization
F&D Costs

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
The Low-Cost
Producer Wins
Source: EnerCom, compilation and analysis of 47 North American E&P companies.  TTM Operating Expense & Production Tax includes  transportation expense for the trailing twelve month period ended 9/30/08.
Median $1.95
Trailing 12-month Operating Expense & Production Tax
$/Mcfe
GMXR
$1.54/
Mcfe

1000%
900%
800%
700%
600%
500%
400%
300%
200%
100%
0%
Production Growth
Reserve Growth
OPEX
F&D Costs
Production Replacement
Debt/
Market Capitalization

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
Strong Balance Sheet
Median 51%
GMXR
44%
Source: EnerCom, compilation and analysis of 47 North American E&P companies. As of 12/16/08
Debt / Market Capitalization

GMX RESOURCES INC.
GMXR
NASDAQ OMX Group

Reserve Growth
Production Growth
OPEX
Production Replacement
Debt/ Market Capitalization
F&D Costs

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
-100%
-50%
0%
50%
100%
150%
200%
250%
Reserve Growth
Per Share
2004 – 2007 Debt-Adjusted Reserve Growth Per Share
Median 22%
GMXR
226%
Source: EnerCom, compilation and analysis of 48 North American E&P companies. Median excludes two high-end outliers. Debt as of 6/30/08; Market Cap as of 10/09/08
“Debt- Adjusted” assumes debt is funded by equity thereby adjusting for differences in capital structures

OPEX
Production Replacement
Debt/ Market Capitalization
F&D Costs
Reserve Growth
Production Growth

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
-100%
0%
100%
200%
300%
400%
500%
Production Growth
Per Share
2004 – 2007 Debt-Adjusted Production Growth Per Share
Median 12%
GMXR
244%
Source: EnerCom, compilation and analysis of 48 North American E&P companies. Median excludes two high-end outliers. Debt as of 6/30/08; Market Cap as of 10/09/08
“Debt –Adjusted” assumes debt is funded by equity thereby adjusting for differences in capital structures

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
Prolific Natural Gas Region
Emerging Haynesville
Horizontal play
2 TCF Potential
Lowest F&D
costs
Shortest Payout
Very High ROI
Proven Cotton Valley
and Travis Peak sands
1 TCF Potential
Multi-pay stacked
targets
100% Successful
0-6,000’
Pettit/Travis Peak
6,000 - 8,000’
Cotton Valley Sand
8,000 - 10,000’
Upper Bossier  10,000 - 10,400’
Middle Bossier  10,400 - 10,900’
Haynesville/Lower Bossier
10,900 - 11,400’

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
Haynesville Horizontal
Activity
93 H/B HZ Producers
153 H/B HZ Active
* Producing / Active Wells within the county. Map as of 2/13/09 denotes
Haynesville / Bossier Horizontal wells only; sources include  IHS, Sonris, Rig
Data, Companies’ Press Releases and Presentations.
CHK HSVL HZ Prod
GMXR HSVL HZ Prod
HSVL HZ Active (153)
HK HSVL HZ Prod
GMXR Acreage
59,390 gross / 43,032 net
Haynesville Horizontal
38,455 net acres
Operate 81% net acres
1 Producing, 2 Completing,
4 H/B Horizontal Drilling
Drilling locations =  2 TCF
480 net Haynesville
(80 acre spacing)
Total reserves 3.1 Tcfe
Rusk
Harrison
15 / 32 *
Panola
2 / 15 *
Caddo
32 / 31 *
Shelby
Bossier
11 / 8 *
Webster
De Soto
14 / 33 *
Red River
13 / 22 *
GMXR
Callison #9H
3 Mmcf/d
90 day avg.
2000’ lateral

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
Strategy :
Convergence of Operations
Control pace of operations and growth
81%
Operational
Ownership of
Acreage =
Control of
Reserves
2009 Rig Fleet
Diamond Blue Drilling
2 Owned Rigs
2 Leased Rigs
4 New Flex Rigs 2009
5 Operated Rigs Max
1 PVA Rig
Endeavor Pipeline & Infrastructure: $100MM

H/B IRR Comparison

IRR %
360
310
260
210
160
110
60
10
$3.5 $4.0 $4.5 $5.0 $5.5 $6.0 $6.5 $7.0 $7.5 $8.0 $8.5 $9.0 $9.5 $10.0
Net Gas Price ($/mcf)
$8.5MM Inv.
$8.0MM Inv.
$7.5MM Inv.

Monthly Production (MMcf)
0
24
48
72
96
120
144
168
192
216
240

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
Haynesville/Bossier
Well Economics
Assumptions
IP Rate (Mcfe/d – month one average) 6,000
Estimated EUR (Bcfe)
(1)
7.00
Est. Well Cost, with acreage ($M) $7,500
Working Interest 100%
Net Revenue Interest 79%
Realized Price ($/Mcfe) $6.50
LOE ($/Mcfe) – Average over well life $0.60
Cumulative Undiscounted NCF ($M) (2) $22,016
PV-10 ($M) (2) $9,557
(1) Based on results of a limited number of completed wells drilled by other parties and test wells drilled by GMXR.
(2) Based on Henry Hub Cash pricing of $6.50 / MMbtu and WTI 60.00 $/BO. Net of well cost.
0
50
100
150
200
Month

GMX RESOURCES INC.

GMXR

NASDAQ OMX Group

ENDEAVOR PIPELINE INC.

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
Getting Gas to Market
Firm capacity 150 MMcfpd
High pressure line already in
place
Substantial pipeline
infrastructure runs through
GMXR acreage
$70MM Cost Basis YE08
Projected additional firm
capacity  200 MMcfpd by 12/09
Access to markets North, East,
South & West
Endeavor Pipeline Co.
wholly owned subsidiary of GMXR

GMX RESOURCES INC.
GMXR
NASDAQ OMX Group

VALUE
DRIVERS

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
Investment Opportunity
Growing reserves: 5 year, 226% debt-adjusted
Growing production: 4 consecutive years
Multi-year drilling program: 3P 3.1 Tcfe; 2,275 locations
Financial & operational metrics: Best amongst peers
Return-oriented: 47% CAGR
(1)
since 12/17/2001
Highest Haynesville acreages per share
(1) CAGR based on daily stock price performance from 12/17/2001 to 12/17/2008.

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
Company       Analyst Name Telephone Email
Jefferies & Company, Inc. Biju Perincheril 212.284.2050 BPerincheril@Jefferies.com
CapitalOne Southcoast, Inc. Richard Tullis 504.593.6118 richard.tullis@captialonebank.com
Howard Weil, Inc. Jonathan Robert 504.582.2638 jonathanr@howardweil.com
Peter Kissel 504.582.2881 peterk@howardweil.com
Morgan Keegan & Company, Inc. Chris Pikul, CFA 303.357.4686 chris.pikul@morgankeegan.com
James Babka 303.357.4685 james.babka@morgankeegan.com
Tudor Pickering Holt & Co. David Heikkinen 713.333.2975 dheikkinen@tudorpickering.com
Pritchard Capital Partners, LLC Stephen F. Berman, CFA 212.682.7895 sberman@pritchardcapital.com
Collins Stewart LLC Kim Pacanovsky, Ph.D. 212.389.8149 kpacanovsky@collinsstewartLLC.com
Sidoti & Company, LLC Mark Lear, CFA 212.453.7027 mlear@sidoti.com
C. K. Cooper & Company Joel Musante, CFA 949.477.9300 jmusante@ckcooper.com
SMH Capital Michael D. Bodino 504.799.3565 michael.bodino@smhcapital.com
Wunderlich Securities Richard Rossi 215-321-5020 rrossi@wundernet.com
Analyst Contacts

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
Corporate Information
Trading Data
Life-time High $88.35
Life-time Low $0.63
Insider Ownership 11%
GMX Resources, Inc.
9400 N.Broadway, Suite 600
Oklahoma City, OK  73114
405-600-0711 (USA)
877-600-0711 (Toll Free)

NASDAQ:GMXR 27 The Oil & Gas Services Conference™ VII February 18, 2009 Appendix

NASDAQ:GMXR

The Oil & Gas Services Conference™VII
February 18, 2009
Non-GAAP Reconciliations
Discretionary Cash Flows
Twelve Months Ended December 31, Three Months Ended September 30, Nine Months Ended September 30,
2005 2006 2007 2007 2008 2007 2008
(In thousands) (In thousands)
Net Income $      7,156 $      8,975 $     16,885 $      3,561 $     10,284 $     12,012 $     29,333
Non cash charges:
Depreciation, depletion, and amortization 3,982 8,046 18,681 4,630 8,287 12,564 22,743
Deferred income taxes 1,212 3,415 7,977 2,399 4,992 6,137 13,769
Non cash compensation expense - 662 1,573 474 1,095 1,070 2,328
Other 112 30 273 34 (722) 59 1,483
Preferred stock dividends - (1,799) (4,625) (1,156) (1,156) (3,469) (3,469)
Non-GAAP discretionary cash flow $     12,462 $     19,329 $     40,764 $     9,942 $     22,780 $     28,373 $     65,918
Net cash provided by operating activities $     16,323 $     38,333 $     52,445 $     8,422 $     15,531 $     32,359 $     58,840
Adjustments:
Changes in operating assets and liabilities (3,861) (17,205) (7,056) 2,676 (8,405) (517) 10,547
Preferred stock dividends - (1,799) (4,625) (1,156) (1,156) (3,469) (3,469)
Non-GAAP discretionary cash flow $     12,462 $     19,329 $     40,764 $     9,942 $     22,780 $     28,373 $     65,918
Discretionary cash flow represents cash provided by operating activities before changes in assets and liabilities less preferred dividends. Discretionary cash flow is presented because we believe it is a useful additional consideration along with net cash provided by operating activities under accounting principles generally accepted in the United States ("GAAP"). Discretionary cash flow is widely accepted as a financial indicator of a natural gas and oil company's ability to generate cash that is used to internally fund exploration and development activities and to service debt. This measure is widely used by investors in the valuation, comparison and investment recommendations of companies within the natural gas and oil exploration and production industry. Discretionary cash flow is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities as an indicator of cash flows, or as a measure of liquidity. The manner in which we calculate discretionary cash flow may differ from that utilized by other companies. Discretionary cash flow is reconciled to each of net income and net cash provided by operating activities as follows:

NASDAQ:GMXR

The Oil & Gas Services Conference™ VII
February 18, 2009
Non-GAAP
Reconciliations -EBITDA
EBITDA represents earnings before interest, taxes, depletion, depreciation & amortization. EBITDA is presented as a supplemental financial measurement in the evaluation of our business.  We believe that it provides additional information regarding our ability to meet our future debt service, capital expenditures and working capital requirements.  This measure is widely used by investors in the valuation, comparison and investment recommendations of companies.  EBITDA is also a financial measurement that, with certain negotiated adjustments, is reported to our lenders pursuant to our revolving bank credit facility and is used in the financial covenants in our revolving bank credit facility and our senior secured note agreement.  EBITDA is not a measure of financial performance under GAAP.  Accordingly, it should not be considered as a substitute for net income, income from operations, or cash flow provided by operating activities prepared in accordance with GAAP.
Reconciliation of GAAP "Net Income" Twelve Months Ended December31,
to Non-GAAP EBITDA 2005 2006 2007
(Dollars in Thousands)
Net Income 7,156 $              8,975 $           16,885 $
Adjustments
Depreciation, depletion, and amortization 3,982                 8,046              18,681
Deferred income taxes 1,212                 3,415              8,010
Interest expense -                          824                 4,088
EBITDA 12,350 $            21,260 $         47,664 $